LEGG MASON PARTNERS INCOME TRUST

SUPPLEMENT DATED JULY 1, 2012

TO THE SUMMARY PROSPECTUS, PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION,

EACH DATED JULY 1, 2012, OF

LEGG MASON WESTERN ASSET CALIFORNIA MUNICIPALS FUND

The last sentence of the legend on the cover of the fund’s Summary Prospectus is deleted and replaced with the following:

The fund’s Prospectus, dated July 1, 2012, as supplemented on July 1, 2012, and as may be amended or further supplemented, the fund’s statement of additional information, dated July 1, 2012, as supplemented on July 1, 2012, and as may be amended or further supplemented, and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated February 29, 2012, are incorporated by reference into this Summary Prospectus.

Effective August 1, 2012, Legg Mason Western Asset California Municipals Fund will be renamed as Western Asset California Municipals Fund.

LMFX014767